                                   AMENDMENT
                                  TO WARRANTS

                           ENTITLING R. STEVEN HICKS
                   TO PURCHASE SHARES OF CLASS C COMMON STOCK

         THIS AMENDMENT (the "Amendment") to (i) the Amended and Restated Warrant dated April 1, 1998 (the "930,000 Warrant"), entitling R. Steven Hicks (the "Initial Holder"), or registered assigns, to purchase 930,000 shares of Class C Common Stock, par value $.01 per share ("Common Stock"), of Capstar Broadcasting Corporation, a Delaware corporation (the "Company"), (ii) the Amended and Restated Warrant dated April 1, 1998 (the "255,317 Warrant"), entitling the Initial Holder, or registered assigns, to purchase 255,317 shares of Common Stock, (iii) the Amended and Restated Warrant dated April 1, 1998 (the "323,120 Warrant" and collectively with the 930,000 Warrant and the 255,317 Warrant, the "Original Warrants"), entitling the Initial Holder, or registered assigns, to purchase 323,120 shares of Common Stock, (iv) the Warrant dated April 1, 1998 (the "187,969 Warrant"), entitling the Initial Holder, or registered assigns, to purchase 187,969 shares of Common Stock, and
(v) the Warrant dated April 1, 1998 (the "500,000 Warrant" and collectively with the Original Warrants and the 187,969 Warrant, the "Warrants"), entitling the Initial Holder, or registered assigns, to purchase 500,000 shares of Common Stock, is entered into effective as of August 26, 1998, by and between the Company and the Initial Holder.

                                   RECITALS:

         WHEREAS, the Initial Holder is the holder of the Warrants as of the date hereof;

         WHEREAS, in contemplation of the consummation of the merger (the "Merger") of Chancellor Media Corporation with and into CBC Acquisition Company, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, the parties hereto desire to amend the terms and provisions of the Warrants as hereinafter set forth;

         WHEREAS, the Merger shall become effective upon the filing of a certificate of merger in connection with the Merger with the Secretary of State of the State of Delaware, or at such later time specified in such certificate of merger (the "Effective Time"); and

         WHEREAS, any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Warrants.


                                  AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing and the agreements herein contained, the parties hereto covenant and agree as follows:

         1. Notwithstanding the terms of the Original Warrants, for purposes of the B Warrant in each of the Original Warrants, (a) the Initial Holder's employment shall be deemed terminated by the Initial Holder for Good Reason, without a Board Determination, effective as of the close of business on the date of the Effective Time, (b) the Company waives any and all notice requirements by the Initial Holder relating to his deemed termination of employment for Good Reason, including, but not limited to, the Initial Holder's notice obligation pursuant to Section 3(c) of the Employment Agreement, (c) the Company shall have no right or opportunity to remedy the facts and circumstances contituting Good Reason for the Initial Holder's deemed termination of employment provided hereby, (d) the Initial Holder's Date of Termination shall be the date of the Effective Time, (e) the B Warrants shall become exercisable on the Date of Termination with respect to all or any part of the shares of Common Stock purchasable under each B Warrant and shall remain exercisable until October 16, 2006, in the case of the 930,000 Warrant, February 20, 2007, in the case of the 255,317 Warrant, and July 8, 2007, in the case of the 323,120 Warrant.

         2. Notwithstanding the terms of the 187,969 Warrant, (a) the Initial Holder's employment shall be deemed terminated by the Initial Holder for Good Reason, without a Board Determination, effective as of the close of business on the date of the Effective Time, (b) the Company waives any and all notice requirements by the Initial Holder relating to his deemed termination of employment for Good Reason, including, but not limited to, the Initial Holder's notice obligation pursuant to Section 3(c) of the Employment Agreement, (c) the Company shall have no right or opportunity to remedy the facts and circumstances contituting Good Reason for the Initial Holder's deemed termination of employment provided hereby, (d) the Initial Holder's Date of Termination shall be the date of the Effective Time, (e) the 187,969 Warrant shall become exercisable on the Date of Termination with respect to all or any part of the shares of Common Stock purchasable under the 187,969 Warrant and shall remain exercisable until April 1, 2008.

         3. Effective as of the Effective Time, Section 3.2 of each of the Original Warrants and the 187,969 Warrant shall be amended (a) by deleting
Section 3.2(b) and the second and third sentences of Section 3.2 in their entirety and (b) by adding the following sentence at the end of Section 3.2:

         The Company shall give the Holder reasonable prior notice of the consummation of a Sale of the Company.

         4. Notwithstanding the terms of the 500,000 Warrant, (a) the Initial Holder's employment shall be deemed terminated by the Initial Holder for Good Reason, without a Board Determination, effective as of the close of business on the date of the Effective Time, (b) the Company waives any and all notice requirements by the Initial Holder relating to his deemed termination of employment for Good Reason, including, but not limited to, the Initial Holder's notice obligation pursuant to Section 3(c) of the Employment Agreement, (c) the Company shall have no right or opportunity to remedy the facts and circumstances contituting Good Reason for the Initial Holder's deemed termination of employment provided hereby, (d) the Initial Holder's Date of Termination shall be the date of the Effective Time, (e) the Warrant Shares shall become Vested

Warrant Shares on the Date of Termination, and (f) if the 500,000 Warrant becomes exercisable pursuant to Section 3.1(b) (without taking into account Sections 3.2 and 3.3 of the 500,000 Warrant) or Section 3.1(c) of the 500,000 Warrant on or before May 31, 2003, then the Holder may, until the earlier to occur of (i) 5:00 p.m., Dallas, Texas time, on May 31, 2003, or (ii) a Sale of the Company, exercise the 500,000 Warrant with respect to all or any part of the Vested Warrant Shares; provided, however, that in no event will the Holder have less than 90 days to exercise the 500,000 Warrant.

         5. Effective as of the Effective Time, Section 3.3 of the 500,000 Warrant shall be amended (a) by deleting Section 3.3(b) and the second and third sentences of Section 3.3 in their entirety and (b) by adding the following sentence at the end of Section 3.3:

         The Company shall give the Holder reasonable prior notice of the consummation of a Sale of the Company.

         6. Except as herein specifically amended or supplemented, the Warrants shall continue in full force and effect in accordance with their respective terms.

         7. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment effective as of the date first written above.

                                       COMPANY:

                                       CAPSTAR BROADCASTING CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       INITIAL HOLDER:



                                       -----------------------------------------
                                       R. Steven Hicks